Fair Value of Financial Instruments	6 Months Ended
Jun. 30, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurement and Measurement Inputs, Recurring and Nonrecurring [Text Block]	Fair Value Measurements
The carrying amount and fair value of financial instruments at June 30, 2020 and December 31, 2019 were as follows (in thousands):

		June 30, 2020		December 31, 2019
	Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Cash and cash equivalents	1	$68,307	$68,307	$42,530	$42,530
Other assets - interest rate cap	2	—	—	—	—
Equity investment - Common stock of Scorpio Tankers Inc.	1	27,607	27,607	173,298	173,298

Financial liabilities:
Bank loans, net	2	250,796	250,796	377,569	377,569
Financing obligations	2	401,408	401,408	350,805	350,805
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, various methods are used including market, income and cost approaches. Based on these approaches, certain assumptions that market participants would use in pricing the asset or liability are used, including assumptions about risk and/or the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated, or generally unobservable firm inputs. Valuation techniques that are used maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, fair value measured financial instruments are categorized according to the fair value hierarchy prescribed by ASC 820, Fair Value Measurements and Disclosures. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:
•Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.
•Level 2: Fair value measurements using correlation with (directly or indirectly) observable market-based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.
•Level 3: Fair value measurements using inputs that are significant and not readily observable in the market.
Cash and cash equivalents comprise cash on hand and demand deposits, and other short-term highly-liquid investments with original maturities of three months or less, and that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these instruments.
The interest rate caps were measured at fair value using implied volatility rates of each caplet and the yield curve for the related periods.
As of June 30, 2020, the Company held an equity investment consisting of approximately 2.16 million shares of common stock of Scorpio Tankers at a fair value of $27.6 million based on its quoted market price in active securities markets at June 30, 2020.
The carrying value of the Company’s secured bank loans are measured at amortized cost using the effective interest method. The Company considers that the carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable.
These amounts are shown net of $4.2 million and $5.6 million of unamortized deferred financing costs on the Company’s condensed consolidated balance sheet as of June 30, 2020 and December 31, 2019, respectively.
The carrying value of the Company’s financing obligations are measured at amortized cost using the effective interest method. The Company considers that the carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable.
These amounts are shown net of $4.8 million and $4.7 million of unamortized deferred financing fees on the Company’s consolidated balance sheet as of June 30, 2020 and December 31, 2019, respectively.
Certain of the Company’s assets and liabilities are carried at contracted amounts that approximate fair value due to their short maturity. Assets and liabilities that are recorded at contracted amounts approximating fair value consist primarily of balances with related parties, prepaid expenses and other current assets, accounts payable and accrued expenses.
Certain items are measured at fair value on a non-recurring basis. The table below details the portion of those items that were re-measured at fair value at June 30, 2020 and the resultant write-down recorded (dollars in thousands). The assets held for sale were sold during the six months ended June 30, 2020 and as such the balance is zero.

		Fair Value Measurements Using
June 30, 2020	Total	Level 1	Level 2	Level 3	Write-down
Assets Held For Sale	$52,518	$—	$52,518	$—	$17,009